UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 16, 2018 (April 13, 2018)
________________________________
SECURITY DEVICES INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	333-132456	71-1050654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 Audubon Road Building 2, Suite 201		(978) 868-5011
Wakefield, Massachusetts 01880		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 1.01.   Entry into a Material Definitive Agreement.

On April 13, 2018, Security Devices International Inc. (the “Registrant”) entered into a Purchase and Sale Agreement (the “Agreement”) with André Buys, a resident of South Africa (“Mr. Buys”), pursuant to which the Company purchased from Mr. Buys a portfolio of registered patents, provisional patents, and other intellectual property relating to air and/or gas fired long guns or pistols, including pump action launchers and munitions used with such pistols and long guns, including self-stabilizing shaped or “finned” rounds (the “Portfolio”).  As consideration for Portfolio, the Company (i) paid Mr. Buys $100,000, (ii) agreed to pay Mr. Buys either $500,000 in cash or $750,000 worth of Company stock within two years (the “Second Payment”), (iii) agreed to issue 1,500,000 options or warrants for shares of the Company’s common stock to Mr. Buys, and (iv) agreed to pay Mr. Buys certain royalty payments for sales of products by the Company using technology covered by the Portfolio.  In the event that the Company fails to make the Second Payment, the Portfolio would revert to Mr. Buys, but the Company would retain certain exclusive and non-exclusive license rights with respect to the Portfolio.

The Agreement is filed herewith as Exhibit 10.1. The description of the Agreement contained herein is qualified by reference thereto.

In addition, the Company has hired Mr. Buys as its Chief Technology Officer.

Item 8.01.   Other Events.

On April 16, 2018, the Registrant issued a Press Release, attached hereto as Exhibit 99.1, regarding the Agreement.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Purchase and Sale Agreement, dated as of April 13, 2018.

99.1	Press Release dated April 16, 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
SECURITY DEVICES INTERNATIONAL INC.
(Registrant)

/s/ Dean Thrasher
	Name:	Dean Thrasher
	Title:	Chief Executive Officer

Date: April 16, 2018